File No. 33-6013
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [  ]


     Post-Effective Amendment No. 21                                  [ X ]



                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 21                                                 [ X ]



                     (Check appropriate box or boxes.)


                     DREYFUS PREMIER VALUE EQUITY FUNDS
             (Exact Name of Registrant as Specified in Charter)



          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on March 31, 1998 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----



                     DREYFUS PREMIER VALUE EQUITY FUNDS
               Cross-Reference Sheet Pursuant to Rule 495(b)




                                                            Page in the Dreyfus
                                                            Premier
Items in                                                    International
Part A of                                                   Value Fund
Form N-1A     Caption                                       Prospectus
_________     _______                                       _________________



  1           Cover Page                                     Cover

  2           Synopsis                                       *

  3           Condensed Financial Information                *

  4           General Description of Registrant              5

  5           Management of the Fund                         6

  5(a)        Management's Discussion of Fund's Performance  19

  6           Capital Stock and Other Securities             20

  7           Purchase of Securities Being Offered           7

  8           Redemption or Repurchase                       14

  9           Pending Legal Proceedings                      *

Items in
Part B of
Form N-1A
---------
  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-34

  13          Investment Objectives and Policies             B-2

  14          Management of the Fund                         B-12

  15          Control Persons and Principal                  B-16
              Holders of Securities

  16          Investment Advisory and Other                  B-17
              Services
_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


                     DREYFUS PREMIER VALUE EQUITY FUNDS
         Cross-Reference Sheet Pursuant to Rule 495(b) (continued)



Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____

  17          Brokerage Allocation                           B-31

  18          Capital Stock and Other Securities             B-34

  19          Purchase, Redemption and Pricing               B-19, B-22,
              of Securities Being Offered                    B-27

  20          Tax Status                                     B-28

  21          Underwriters                                   B-19

  22          Calculations of Performance Data               B-32

  23          Financial Statements                           B-35

Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-11

  30          Location of Accounts and Records               C-14

  31          Management Services                            C-14

  32          Undertakings                                   C-14
_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.



______________________________________________________________________________
PROSPECTUS                                                      MARCH 31, 1998
                   DREYFUS PREMIER INTERNATIONAL VALUE FUND
______________________________________________________________________________
          Dreyfus Premier International Value Fund (the "Fund") is a separate diversified portfolio of Dreyfus Premier Value Equity Funds, an open-end, management investment company (the "Company") known as a mutual fund. THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH. THE FUND WILL INVEST PRINCIPALLY IN A PORTFOLIO OF PUBLICLY-TRADED EQUITY SECURITIES OF FOREIGN ISSUERS WHICH ARE CHARACTERIZED AS "VALUE" COMPANIES ACCORDING TO CRITERIA ESTABLISHED BY THE DREYFUS CORPORATION.
          By this Prospectus, the Fund is offering four classes of shares _ Class A, Class B, Class C and Class R _ which are described herein. See "Alternative Purchase Methods."
          You can purchase or redeem all Classes of shares by telephone using the TELETRANSFER Privilege.
          The Dreyfus Corporation will professionally manage the Fund's portfolio.
          This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.
          The Statement of Additional Information, dated March 31, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
______________________________________________________________________________
These securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
______________________________________________________________________________



                                                     Table of Contents
   Fee Table.........................................        3
   Alternative Purchase Methods......................        4
   Description of the Fund...........................        5
   Management of the Fund............................        6
   How to Buy Shares ................................        7
   Shareholder Services..............................       11
   How to Redeem Shares..............................       14
   Distribution Plan and Shareholder Services Plan...       17
   Dividends, Distributions and Taxes................       17
   Performance Information...........................       18
   General Information...............................       20
   Appendix..........................................       21





                                  [Page 2]


                                                               Fee Table
Shareholder Transaction Expenses                                      CLASS A            CLASS B        CLASS C        CLASS R
                                                                      ________           ________       _______        _______
          Maximum Sales Load Imposed on Purchases
           (as a percentage of offering price).............             5.75%              None           None           None
          Maximum Deferred Sales Charge Imposed on
           Redemptions (as a percentage of the amount
           subject to charge)..............................             None*              4.00%          1.00%          None
Annual Fund Operating Expenses
           (as a percentage of average daily net assets)
           Management Fees.................................             1.00%              1.00%          1.00%          1.00%
           12b-1 Fees......................................             None                .75%           .75%          None
           Other Expenses..................................              .75%               .75%           .75%           .50%
           Total Fund Operating Expenses...................             1.75%              2.50%          2.50%          1.50%
EXAMPLE:
           You would pay the following expenses on
           a $1,000 investment, assuming (1) 5%
           annual return and (2) except where noted,
           redemption at the end of each time period:                 CLASS A            CLASS B        CLASS C        CLASS R
                                                                      ________           ________       _______        _______
             1 YEAR....................................                 $ 74              $ 25**        $ 25**          $ 15
             3 YEARS...................................                 $109               $ 78**        $ 78            $ 47
__________________________
              *  A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
             **  Assuming no redemption of shares.


______________________________________________________________________________
    The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
______________________________________________________________________________
        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other expenses are based on estimated amounts for the current fiscal year. Long-term investors in Class B or Class
C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Shares," "How to Redeem Shares" and "Distribution Plan and Shareholder Services Plan."



                                  [Page 3]

                            Alternative Purchase Methods
          The Fund offers you four methods of purchasing Fund shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
          Class A shares are sold at net asset value per share plus a maximum initial sales charge of 5.75% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares _ Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan _ Shareholder Services Plan."
          Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Shares _ Class B Shares" and "How to Redeem Shares _Contingent Deferred Sales Charge _ Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.
          Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to 1% CDSC, which is assessed only if you redeem such shares within one year of their purchase. See "How to Buy Shares _ Class C Shares" and
"How to Redeem Shares _ Contingent Deferred Sales Charge _ Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class C and an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.
          Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.
          The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class A and Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares.


                                  [Page 4]

                            Description of the Fund
Investment Objective
        The Fund's investment objective is long-term capital growth. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
Investment Approach
          The Fund's investment approach is value-oriented, research-driven and risk averse. To manage the Fund, The Dreyfus Corporation classifies issuers as "growth" or "value" companies. In general, The Dreyfus Corporation believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the classic growth description.
In addition, The Dreyfus Corporation intends to consider broader measures of value, including operating return characteristics, overall financial health and positive changes in business momentum. This value-oriented, bottom-up investment style is both quantitative and fundamentally based, focusing first on stock selection then enhanced by country allocation guidelines.
Management Policies
          The Fund anticipates that at least 65% of the value of its total assets (except when maintaining a temporary defensive position) will be invested in equity securities principally of foreign issuers which are characterized as "value" companies according to criteria established by The Dreyfus Corporation. Under normal market conditions, the Fund expects that substantially all of its assets will be invested in securities of foreign issuers. While there are no prescribed limits on geographic asset distribution outside the United States, the Fund ordinarily will seek to invest its assets in not less than three foreign countries. The Fund's securities selection generally will be made without regard to an issuer's market capitalization. Equity securities consist of common stocks, convertible securities and preferred stocks.
          The Fund may invest, to a limited extent, in debt securities issued by foreign governments and securities issued by closed-end investment companies. While seeking desirable investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix _ Certain Portfolio Securities _ Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments.
          The Fund's annual portfolio turnover rate is not expected to exceed 150%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short term gains realized from these transactions are taxable to shareholders as ordinary income. The Fund may engage in various investment techniques, such as foreign currency transactions and options and futures transactions. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix _ Investment Techniques" below and "Investment Objective and Management Policies" in the Statement of Additional Information.
Investment Considerations and Risks
GENERAL _ The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES _ Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
          The Fund may purchase securities of smaller capitalization companies, the price of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.
FOREIGN SECURITIES _ Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
          Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization
                                  [Page 5]

of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS _ Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix _ Investment Techniques _ Foreign Currency Transactions."


USE OF DERIVATIVES _ The Fund may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index, currency or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix _ Investment Techniques _ Use of Derivatives" below and "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.



Year 2000 Risks _ Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Dreyfus and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Dreyfus is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                              Management of the Fund


INVESTMENT ADVISER _ The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28, 1998, The Dreyfus Corporation managed or administered approximately $99 billion in assets for approximately
1.7 million investor accounts nationwide.



          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Company's Board in accordance with Massachusetts law. The Fund's primary portfolio manager is Sandor Cseh. He has held that position since the Fund's inception and has been employed by The Dreyfus Corporation since May 1996 pursuant to a dual employee agreement between The Dreyfus Corporation and The Boston Company Asset Management, Inc. ("TBCAM"), an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of The Dreyfus Corporation. Mr. Cseh has been employed by TBCAM or its predecessor since October 1994. Prior to joining TBCAM, Mr. Cseh was President of Cseh International & Associates Inc. ("Cseh International"), the international money management division of Cashman, Farrell & Associates, and was employed by Provident Capital Management ("PCM") as a portfolio manager. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.



          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $305 billion in assets as of December 31, 1997,
                                  [Page 6]

including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial and administration services, for more than $1.532 trillion in assets, including approximately $60 billion in mutual fund assets.


          Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly management fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the Fund's expense ratio and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
          In allocating brokerage transactions, The Dreyfus Corporation will seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
EXPENSES _ All expenses incurred in the operation of the Company will be borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses to be borne by the Company will include: organizational costs, taxes, interest brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or Hamon or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs attributable to investor services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.
          In addition, Class B and Class C shares may be subject to certain distribution fees and Class A, Class B and Class C shares may be subject to certain service fees. See "Distribution Plan and Shareholder Services Plan."
          The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR _ The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN _ Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").The Bank of New York, 90 Washington Street, New York, New York 10286 is the Fund's Custodian.
                                  How to Buy Shares
GENERAL _ Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.
        Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs (as defined below). Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
          When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order. See "Appendix _ Additional Information about Purchases, Exchanges and Redemptions."

                                  [Page 7]

          Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.
        The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases. The initial investment must be accompanied by the Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified and non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
        You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments which are mailed should be sent to Dreyfus Premier International Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.


        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900337214/Dreyfus Premier International Value Fund. The wire must include your Fund account number (for new accounts your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable, and must indicate the Class of shares being purchased. If your initial purchase of Fund shares is by wire, please call your Service Agent, or 1-800-554-4611, after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, the Government Direct Deposit Privilege and the Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Company's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

                                  [Page 8]

          If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.
        Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service ("IRS").
CLASS A SHARES _ The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                                                        Total Sales Load
                                                             _____________________________________
                                                                  As a % of            As a % of              Dealers' Reallowance
                                                                Offering Price      Net Asset Value                as a % of
Amount of Transaction                                             Per Share           Per Share                Offering Price
_______________________                                      ________________     ________________          _____________________
Less than $50,000......................................             5.75                6.10                        5.00
$50,000 to less than $100,000..........................             4.50                4.70                        3.75
$100,000 to less than $250,000.........................             3.50                3.60                        2.75
$250,000 to less than $500,000.........................             2.50                2.60                        2.25
$500,000 to less than $1,000,000.......................             2.00                2.00                        1.75
$1,000,000 or more.....................................             -0-                 -0-                         -0-

        A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Shares _ Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.
        Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves, directly or pursuant to an employee benefit plan or other program, or for their spouses and minor children at net asset value, provided that they have furnished the Distributor with such information that it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or
                                  [Page 9]

subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
        Class A shares are offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or
(b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
        Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap-account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501 (c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
        The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as the Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.
CLASS B SHARES _ The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses. CLASS C SHARES _ The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares"above and "How to Redeem Shares."
CLASS R SHARES _ The public offering price for Class R shares is the net asset value per share of that Class.
RIGHT OF ACCUMULATION _ CLASS A SHARES _ Reduced sales loads may apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.5% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. Class A Shares purchased by Shareholders beneficially owning Class A shares on November 30, 1996 are subject to a different sales load schedule, as described above under "Class A Shares."
          To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify theDistributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
TELETRANSFER PRIVILEGE _ You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank
                                  [Page 10]

account designated in one of these documents and your Fund account. Only such a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
          If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by calling your Service Agent, or 1-800-221-4060 or, if you are calling from overseas, call 401-455-3306.
                             Shareholder Services
        The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
FUND EXCHANGES _ You may purchase, in exchange for shares of a Class, shares of the same Class of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These Funds may have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent, or call 1-800-554-4611, to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling your Service Agent or 1-800-554-4611. Except in cases of personal retirement plans, shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling your Service Agent or 1-800-554-4611, or by oral request from any of the authorized signatories on the account by calling your Service Agent or 1-800-554-4611. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem
Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dividend Sweep)selected by the investor.
          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestments of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder
                                  [Page 11]

Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. See "Appendix _ Additional Information about Purchases, Exchanges and Redemptions." The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."
AUTO-EXCHANGE PRIVILEGE _ Auto-Exchange Privilege permits you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of other funds in the Dreyfus Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are a shareholder. WITH RESPECT TO CLASS R
SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. This Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier International Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark _ Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling your Service Agent, or 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier International Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, or, if for Dreyfus Retirement Plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


GOVERNMENT DIRECT DEPOSIT PRIVILEGE _ The Government Direct Deposit
Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling your Service Agent, or 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
PAYROLL SAVINGS PLAN _ The Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to Dreyfus Premier International Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. You may obtain the necessary authorization form by calling your Service Agent, or 1-800-554-4611. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

                                  [Page 12]

DIVIDEND OPTIONS _ Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
          For more information concerning these privileges or to request a Dividend Options Form, please call your Service Agent, or 1-800-554-4611. You may cancel these privileges by mailing written notification to Dreyfus Premier International Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply to Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN _ The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan Application with the Transfer Agent or by oral request from any of the authorized signatories on the account, by calling your Service Agent, or 1-800-554-4611. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
        No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawals with respect to Class A shares subject to a CDSC and of Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
RETIREMENT PLANS _ The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs (except SEP-IRAs) please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880. LETTER OF INTENT _ CLASS A SHARES _ By signing a Letter of Intent form, available by calling your Service Agent, or 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
        The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If
                                  [Page 13]

such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases made pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.
                              How to Redeem Shares
General
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Fund will redeem the shares at the next determined net asset value as described below. See "Appendix _ Additional Information about Purchases, Exchanges and Redemptions." If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
          The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.
          Distributions from qualified Retirement Plans, certain IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59 1\2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY TELETRANSFER OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
Contingent Deferred Sales Charge
CLASS B SHARES _ A CDSC payable to the Distributor is imposed on any redemption by a shareholder of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

                                  [Page 14]

        If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
        In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
          The following table sets forth the rates of the CDSC for Class B shares:
        YEAR SINCE                      CDSC AS A % OF AMOUNT
        PURCHASE PAYMENT                INVESTED OR REDEMPTION
        WAS MADE                              PROCEEDS
       __________                       _______________________
          First.....................             4.00
          Second....................             4.00
          Third.....................             3.00
          Fourth....................             3.00
          Fifth.....................             2.00
          Sixth.....................             1.00
          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
        For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% for a total CDSC of $9.60.
CLASS C SHARES _ A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales
Charge _ Class B Shares" above.
WAIVER OF CDSC _ The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701\2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Fund's Prospectus. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be appropriately revised. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.
        To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
Procedures
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. You also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents or institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the
                                  [Page 15]

amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or TELETRANSFER Privilege.
        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to Dreyfus Premier International Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Written redemption requests must specify the Class of shares being redeemed. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.



TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by calling your Service Agent, or 1-800-554-4611 or, if you are calling from overseas, call 516-794-5452. REDEMPTION THROUGH A SELECTED DEALER _ If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
        In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
REINVESTMENT PRIVILEGE _ Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate
                                  [Page 16]

your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, the shareholder's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.
                   Distribution Plan and Shareholder Services Plan
                     (Class A, Class B and Class C Shares Only)
        Class B and Class C shares are subject to a Distribution Plan, and
Class A, Class B and Class C shares are subject to a Shareholder Services
Plan.
DISTRIBUTION PLAN _ Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C.
SHAREHOLDER SERVICES PLAN _ Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
                      Dividends, Distributions and Taxes
        Under the Code, the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the same Class at net asset value. If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and deducted before declaration of dividends. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares, which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Fee Table."
        Dividends paid by the Fund to qualified Retirement Plans, certain
IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan or IRA. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans and certain IRAs, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591\2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age
70 1\2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.
          Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. Depending upon the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term
                                  [Page 17]

capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 28% with respect to capital gain from securities held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from securities held for more than 18 months. Dividends and distributions also may be subject to state and local taxes.
          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions is mailed to you annually. You also will receive periodic summaries of your account which will include information as to income dividends and distributions from securities gains, if any, paid during the year. Participants in a Retirement Plan or IRA should receive periodic statements from the trustee, custodian or administrator of their Plan.
          The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares, if you exchange your Class A shares for shares of another fund advised by The Dreyfus Corporation within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load charge for the purpose of the exchange. In this case, the amount of your sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report dividend and interest income on such shareholder's Federal income tax return.
        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund expects that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state and local taxes.
                           Performance Information
GENERAL
          For purposes of advertising, performance for each Class of shares will be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A
                                  [Page 18]

and the performance of Class A, Class B and Class C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge which, if reflected, would reduce the performance quoted.
          Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, The Morgan Stanley Capital International (EAFE) Index, the Dow Jones Industrial Average, Morningstar, Inc., and other industry reporting services and publications.



HISTORICAL PERFORMANCE OF PRIVATE ACCOUNTS
          Set forth below is performance information derived from historical composite performance of all International Equity Private Accounts (the "Accounts") managed by Sandor Cseh and D. Kirk Henry while employed at TBCAM and at other investment advisory firms not affiliated with TBCAM, which have investment objectives, policies and strategies substantially similar to those of the Fund and, thus, is deemed relevant to Fund investors. The performance information covering the period June 1, 1994 through December 31, 1997, reflects the management of the Accounts by Messrs. Cseh and Henry while employed by TBCAM. The performance information covering the periods October 1, 1990 through May 31, 1994, and April 1, 1988 through September 30, 1990, reflect the management of the Accounts by Messrs. Cseh and Henry while employed by Cseh International and PCM, respectively. At Cseh International and PCM, Messrs. Cseh and Henry were the only individuals involved in the management of the Accounts, and were the only individuals responsible for selecting securities for purchase and sale in the Accounts.Since April 1, 1988, Mr. Cseh has been primarily responsible for managing the Accounts. THE FUND DOES NOT YET HAVE ITS OWN PERFORMANCE RECORD AND THE PERFORMANCE INFORMATION OF THE ACCOUNTS SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE, NOR INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Moreover, the Accounts are not registered under the 1940 Act and the IRS, which, if imposed, might have adversely affected the performance of the Accounts. The performance results of the Accounts have been prepared in accordance with Performance Presentation Standards of the Association for Investment Management and Research, adjusted to reflect the current management fee schedule applicable to each Account. The performance results of the Accounts would have been lower had they been subject to the estimated fees and expenses to be incurred by the Fund. These issues are not subject to review by the Fund's independent auditors.



                                  [Page 19]



INTERNATIONAL EQUITY PRIVATE ACCOUNTS
COMPOSITE PERFORMANCE COMPARISON (NET OF ACTUAL FEES)

I.    ANNUAL RETURNS
                                                 1988    1989     1990    1991     1992    1993    1994   1995     1996     1997
                                                 ____    ____     ____    ____     ____    ____    ____   ____     ____     ____
International Equity Private Accounts.         12.08%  22.86%  -11.02%  14.52%   -5.29%  37.68%   3.35%  15.38%   11.45%   9.80%
Morgan Stanley Capital International
  (EAFE) Index......................         11.50%   10.80%  -23.20%  12.50%  -11.85%  32.94%   8.06%  11.55%    6.36%   2.06%
________________________________________________
   Aggregate return for the period April 1, 1988 (inception) through December
    31, 1988.

  The Index is a widely accepted, unmanaged, benchmark for international stock market performance. It is an aggregate of 20 country indexes that collectively represent the major markets of the world.
Performance shown includes reinvested dividends.

II.  AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 1997)
                                                                               One Year        Five Year        Since Inception
                                                                               ____-____       ____-_____       _______-_______
International Equity Private Accounts...............................             9.80%            14.97%             10.60%
Morgan Stanley Capital International (EAFE) Index...................             2.06%            11.71%              5.18%
_______________________________________
  April 1, 1988 inception date.
  Performance shown includes reinvested dividends.


                                 General Information

         The Company was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated July 24, 1985, and commenced operations on October 1, 1986. Before February 4, 1998, the Company's name was Dreyfus Premier Value Fund; before March 3, 1997, the Company's name was Premier Value Fund; before August 5, 1996, the Company's name was Premier Strategic Investing; and before September 1, 1995, the Company's name was Dreyfus Strategic Investing. The Company is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into four classes _ Class A, Class B, Class C and Class R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Class B and Class C shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.


          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Board member. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder personally held liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.
          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. The other portfolio is sold pursuant to another offering document.
          To date, the Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.
          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account. The Fund sends annual and semi-annual financial statements to all its shareholders.
          Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

                                  [Page 20]

                                     Appendix
Investment Techniques
FOREIGN CURRENCY TRANSACTIONS _ Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. BORROWING MONEY _ The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331\3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


USE OF DERIVATIVES _ The Fund may invest in, or enter into, the types of Derivatives enumerated under "Description of the Fund _ Investment Considerations and Risks _ Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies _ Management Policies _ Derivatives" in the Statement of Additional Information.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
          If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
          Although the Fund will not be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
          The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
FORWARD COMMITMENTS _ The Fund may purchase securities on a forward commitment basis or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when
                                  [Page 21]

the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.
Certain Portfolio Securities
DEPOSITARY RECEIPTS _ The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe.
MONEY MARKET INSTRUMENTS _ The Fund may invest in the following types of money market instruments.
          U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
          REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund _ Investment Considerations and Risks _ Foreign Securities."
          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.
ILLIQUID SECURITIES _ The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

                                  [Page 22]

ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS.
          The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgement of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.
          During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components _ redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                  [Page 23]

[Insert Application here_2 pages]

                                  [Page 24]

[Insert Application here_2 pages]

                                  [Page 25]

[This Page Intentionally Left Blank]

                                  [Page 26]


Copy Rights 1998 Dreyfus Service Corporation            ___p0398

DREYFUS PREMIER
International VALUE fund
PROSPECTUS
March 31, 1998



                     DREYFUS PREMIER VALUE EQUITY FUNDS
                         DREYFUS PREMIER VALUE FUND
                  DREYFUS PREMIER INTERNATIONAL VALUE FUND
                CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                               MARCH 31, 1998


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Value Fund, dated March 1, 1998, and Dreyfus Premier International Value Fund, dated March 31, 1998 (each, a "Fund" and, collectively, the "Funds"), of Dreyfus Premier Value Equity Funds (the "Company") as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.


                              TABLE OF CONTENTS
                                                             Page

Investment Objective and Management Policies                 B-2
Management of the Company                                    B-12
Management Agreement                                         B-17
Purchase of Shares                                           B-19
Distribution Plan and Shareholder Services Plan              B-20
Redemption of Shares                                         B-22
Shareholder Services                                         B-24
Determination of Net Asset Value                             B-27
Dividends, Distributions and Taxes                           B-28
Portfolio Transactions                                       B-31
Performance Information                                      B-32
Information About the Funds                                  B-34
Transfer and Dividend Disbursing Agent, Custodian, Counsel
      and Independent Auditors                               B-34
Financial Statements and Report of Independent Auditors      B-35
Appendix                                                     B-36
          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     Except as indicted, the following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities (each Fund, unless otherwise indicated).

     Depositary Receipts. These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Prospectus for other commercial paper issuers.

     Convertible Securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Closed-End Investment Companies. (Dreyfus Premier International Value Fund only) The Fund may invest in securities issued by closed-end investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     Foreign Government Obligations; Securities of Supranational Entities. Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations.
However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, investing in such securities may have the effect of increasing the level of illiquidity in the Fund's investment portfolio during such period.

Management Policies (each Fund, unless otherwise indicated).

     Leverage. For borrowings for investment purposes, the 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, such Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowings over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, such Fund will maintain in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund.

     Short-Selling. Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. In connection with each Fund's securities lending transactions, such Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. Each Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. Each Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets.
For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting such Fund's ability otherwise to invest those assets.

Specific Futures Transactions. Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Each Fund may purchase and sell currency futures. A foreign currency future obligates such Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. Each Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency.
Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies, or interest rates. To the extent such predictions are incorrect, a Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Restrictions

     Dreyfus Premier Value Fund only. The Fund has adopted investment restrictions numbered 1 through 13 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 14 is not a fundamental policy and may be changed by a vote of a majority of the Company's Board members at any time. Dreyfus Premier Value Fund may not:

     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     2. Purchase securities of closed-end investment companies except (a) in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one closed-end investment company, (ii) 5% of its net assets with respect to any one closed-end investment company and
(iii) 10% of its net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     3. Purchase or retain the securities of any issuer if the officers, Trustees or Directors of the Company or the Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     4. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.

     5. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Make loans to others, except through the purchase of debt obligations. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board members.

     9. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     11. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

     12. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     13. Purchase warrants in excess of 2% of net assets. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall not be included within this 2% restriction.

     14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

                                    * * *

     Dreyfus Premier International Value Fund only. The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Dreyfus Premier International Value Fund may not:

       1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

       2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Fund's total assets.

       3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

       5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

       6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

       7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

       8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

       9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 11 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

                                    * * *

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interests of a Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.


                   MANAGEMENT OF THE COMPANY

     Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Company


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also a director of Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of outsourcing functions to small and medium size businesses, The Noel Group, Inc., a venture capital company, The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative, and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor, and Staffing Resources, Inc., a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager which, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 through December 31, 1994, Mr. Burke was a consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 61 years old and his address is Box 654, Eastham, Massachusetts 02642.

DIANE DUNST, Board Member.  Since January 1992, President of Diane Dunst
     Promotion, Inc., a full service promotion agency. From January 1989 to January 1992, Director of Promotion Services, Lear's Magazine. From 1985 to January 1989, she was Sales Promotion Manager of ELLE Magazine. She is 58 years old and her address is 1172 Park Avenue, New York, New York 10128.

ROSALIND GERSTEN JACOBS, Board Member.  Director of Merchandise and
     Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was Vice President of Macy's, New York. She is 72 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

JAY I. MELTZER, Board Member. Physician engaged in private practice specializing in internal medicine. He is also a member of the Advisory Board of the Section of Society and Medicine, College of Physicians and Surgeons, Columbia University and Clinical Professor of Medicine, Department of Medicine, Columbia University College of Physicians and Surgeons; and Adjunct Clinical Professor of Medicine at Cornell College of Medicine. He is 69 years old and his address is 903 Park Avenue, New York, New York 10021.



DANIEL ROSE, Board Member.  President and Chief Executive Officer of Rose
     Associates, Inc., a New York based real estate development and management firm. Pursuant to a Presidential appointment in July 1994, Mr. Rose serves as a Director of the Baltic-American Enterprise Fund, which makes equity investments and loans and provides technical business assistance to new business concerns in the Baltic states. He is also Chairman of the Housing Committee of The Real Estate Board of New York, Inc., and a Board Member of Corporate Property Investors, a real estate investment company. He is 68 years old and his address is c/o Rose Associates, Inc., 200 Madison Avenue, New York, New York 10016.


WARREN B. RUDMAN, Board Member.  Since January 1993, Partner in the law firm
     Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Rudman also serves as a director of Prime Succession, Inc., Collins & Aikman Corporation, Chubb Corporation, and the Raytheon Company; and as a trustee of Boston College. He also serves as a member of the President's Foreign Intelligence Advisory Board (as Vice Chairman through February 1998 and, currently, as Chairman), and a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the state of New Hampshire.
     From January 1993 to December 1994, Mr. Rudman served as Chairman of the Federal Reserve Bank of Boston. He is 67 years old and his address is c/o Paul, Weiss, Rifkind, Wharton & Garrison, 1615 L. Street, N.W., Washington, D.C. 20036.


SANDER VANOCUR, Board Member.  Since January 1992, Mr. Vanocur has been the
     President of Old Owl Communications, a full-service communications firm. From May 1995 to June 1996, he was a Professional in Residence at the Freedom Forum in Arlington, VA and from January 1994 to May 1995, he served as a Visiting Professional Scholar at the Freedom Forum First Amendment Center at Vanderbilt University; and from November 1989 to November 1995, he was a director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1986 to December 1991, he was a Senior Correspondent of ABC News and, from October 1977 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. Mr. Vanocur joined ABC News in 1977. He is 69 years old and his address is 2928 P Street, N.W., Washington, D.C. 20007.


     The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount payable to them as Board members. The aggregate amount of compensation paid by the Company to each Board member for the fiscal year ended October 31, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997 was as follows:


                                                   Total Compensation
                          Aggregate                From Company and
Name of Board             Compensation from        Fund Complex Paid to
Member                    the Company*             Board Member

David W. Burke                $5,000                   $239,000 (51)

Joseph S. DiMartino           $6,250                   $597,128 (94)

Diane Dunst                   $5,000                   $37,750 (10)

Rosalind Gersten Jacobs       $5,000                   $95,250 (20)

Jay I. Meltzer                $5,000                   $37,750 (10)

Daniel Rose                   $4,500                   $76,375 (21)

Warren B. Rudman              $5,000                   $89,500 (17)

Sander Vanocur                $5,000                   $87,125 (21)
___________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,283 for all Board members as a group.


     There ordinarily will be no meetings of shareholders for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board is required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Company's outstanding shares.

     For so long as the Company's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer, and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.


ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held sales and marketing positions. She is 36 years old.


KATHLEEN K. MORRISEY, Vice President and Assistant Secretary.  Vice
     President and Assistant Secretary of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary.  Vice
     President and Senior Associate General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is 42 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Senior Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From December, 1989 through November, 1996 he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of the GE Investment Services. He is 36 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on March 6, 1998.


     As of March 6, 1998, the following entities were known by the Fund to own 5% or more of the outstanding voting securities of each indicated share class: Class A - Boston Safe Deposit and Trust Company, 1 Cabot Road, Medford MA (9.38 %); Class C - MLFP&S, for the sole benefit of its customers, Jacksonville, FL (34.69%); Mary E. Carroll, Charitable Remainder Trust, Springfield, MO (7.65%); Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, NJ (5.11%); Class R - Trent & Co., Grand Rapids MI (47.80%); Premier Mutual Fund Services, Inc., Boston MA (28.28%); Tamara Mastro, West Bloomfield, MI (11.77%); and Carol A. Hagerty (403(b)(7) Plan Account), Bayside, NY (7.23%).



                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Fund."


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Company, dated August 24, 1994, as amended February 4, 1998. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders of Dreyfus Premier Value Fund on August 3, 1994, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on August 6, 1997 as to Dreyfus Premier Value Fund only. With respect to Dreyfus Premier International Value Fund, the Agreement was approved by the Fund's initial stockholder on March 31, 1998, and by the Company's Board on February 4, 1998. The Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Ronald P. O'Hanley, Vice Chairman; J. David Officer, Vice Chairman; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President-- Legal, General Counsel and Secretary; Patrice M. Kozlowski, Vice-President-- Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Services; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.


     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus Premier Value Fund's portfolio managers are Timothy M. Ghriskey and Richard B. Hoey. Dreyfus Premier International Value Fund's portfolio managers are Sandor Cseh and D. Kirk Henry. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


     The Manager maintains office facilities on behalf of the Company, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky notification/qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings and any extraordinary expenses. Also, the Fund's Class B and Class C shares are subject to an annual distribution fee and Class A, Class B, and Class C shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to each Fund's net assets.


     As compensation for its services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of Dreyfus Premier Value Fund's average daily net assets, and 1.00% of the value of Dreyfus Premier International Value Fund's average daily net assets. For the fiscal years ended October 31, 1995, 1996 and 1997, the management fees paid by Dreyfus Premier Value Fund amounted to $1,953,914, $1,948,566 and $1,996,529, respectively. Dreyfus Premier International Value Fund has not completed its first fiscal year.


     As to each Fund, the Manager has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.

     For the fiscal years ended October 31, 1995, 1996 and 1997, the Distributor retained $8,880, $6,137, and $14,319, respectively, from sales loads on Dreyfus Premier Value Fund shares. Dreyfus Premier International Value Fund has not completed its first fiscal year.


     Sales Loads--Class A. The scale of sales loads applies to purchases of each Fund's Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Fund's Class A shares. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in each Fund's Prospectus at a price based upon the net asset value of the Fund's Class A shares as of October 31, 1997 for Dreyfus Premier Value Fund and, as of its initial offering date, for Dreyfus Premier International Value Fund:

                                                         Dreyfus Premier
                                     Dreyfus Premier     International
                                     Value Fund          Value Fund

     Net Asset Value per Share          $24.30              $12.50

     Per Share Sales Charge - 5.75%*
        of offering price (6.10% of
        net asset value per share)      $  1.48             $  0.76

     Per share Offering Price to
        the Public                      $25.78              $13.26
_________________________
* Class A shares of Dreyfus Premier Value Fund purchased by shareholders beneficially owning Class A shares of such Fund on November 30, 1996 are subject to a different sales load schedule as described under "How to Buy Shares--Class A Shares" in the Fund's Prospectus.

     TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use TeleTransfer, payments for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as is designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."


        DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares are subject to a Distribution Plan, and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing its Class B and Class C shares. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of its Class B and Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved by the Board, as to Dreyfus Premier Value Fund, at a meeting held on August 6, 1997, and on February 4, 1998, as to Dreyfus Premier International Value Fund. As to the relevant Class of shares of a Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

     For the fiscal year ended October 31, 1997, Dreyfus Premier Value Fund paid the Distributor $377,596 with respect to Class B shares and $1,602 with respect to Class C shares under the Distribution Plan. Dreyfus Premier International Value Fund has not completed its first fiscal year.

     Shareholder Services Plan. The Company has adopted a Shareholder Services Plan, pursuant to which each Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers, and other financial industry professionals (collectively, "Service Agents") in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board, as to Dreyfus Premier Value Fund, on August 6, 1997, and on February 4, 1998, as to Dreyfus Premier International Value Fund. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended October 31, 1997, Dreyfus Premier Value Fund paid the Distributor $539,099 with respect to Class A shares, $125,866 with respect to Class B shares, and $534 with respect to Class C shares pursuant to the Shareholder Services Plan. Dreyfus Premier International Value Fund has not completed its first fiscal year.



                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

               144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal is specifically requested. Redemption proceeds will be on deposit in the investor's account in an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please contact your Service Agent.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of a Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicated that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephone exchange instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the fund into which the exchange is being made.

     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following such notification by the investor. An investor will be notified if his account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made among those accounts.

     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gains distributions, if any, from a Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, Education IRAs, and IRA "Rollover Accounts") and 403(b)(7) Plans. Plan support services are also available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity which acts as custodian may charge a fee for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs (including, regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover
IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Portfolio securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of a majority of each Fund's portfolio securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees of each Fund, including the management fee paid by each Fund and the distribution and shareholder services fees, as applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Class's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Company's Board, are valued at fair value as determined in good faith by the Board. The Company's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Company's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Company believes that Dreyfus Premier Value Fund has qualified for the fiscal year ended October 31, 1997 as a "regulated investment company" under the Code, and expects that Dreyfus Premier International Value Fund will qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with the applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code generally provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     A Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain financial futures or forwards contacts and options may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by a Fund from certain financial futures or forward contracts and certain options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures, forwards and options as well as from closing transactions. In addition, any such contract or option remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described in the Fund's Prospectus.

     Offsetting positions held by a Fund involving certain futures or forward contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides straddles is or modify the provisions of Sections 988 and 1256 of the Code. As such, all or a portion of any short-or long-term capital gain from certain straddle transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into straddles by reason of its engaging in financial futures or forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the futures or forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make
one or more elections with respect to "mixed straddles."   Depending upon
which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle and conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain or straddle positions may be treated as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and, for tax years beginning after December 31, 1997, gain realized with respect to PFIC securities that are marked to market will be treated as ordinary income under Section 1296 of the Code.

     Investment by a Fund in securities issued or acquired at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                     PORTFOLIO TRANSACTIONS

     The Manager supervises the placement of orders on behalf of each Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the fee of the Manager is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other funds which it manages and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligation to each Fund.

     Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year, as well as within a year. Dreyfus Premier Value Fund's portfolio turnover rate for the fiscal year ended October 31, 1997 was 123.53%. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the fiscal years ended October 31, 1995, 1996 and 1997, Dreyfus Premier Value Fund paid total brokerage commissions of $1,606,070, $1,089,978 and $981,266, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions which, where determinable, amounted to $1,460,787, $921,004 and $168,718, in fiscal 1995, 1996 and
1997, respectively, none of which was paid to the Distributor. Dreyfus Premier International Value Fund has not completed its first fiscal year.


     The aggregate amount of transactions during the fiscal year ended October 31, 1997 in securities effected on an agency basis through a broker in consideration of, among other things research services provided was $37,780,833, and the commissions and concessions related to such transactions were $46,719.



                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Performance
Information."

     Dreyfus Premier International Value Fund has not completed its first fiscal year end, so no performance data has been provided for such Fund.

     The average annual total return for Class A shares of Dreyfus Premier Value Fund for the 1-, 5, and 10-year periods ended October 31, 1997 were 20.10%, 11.78%, and 11.90%, respectively. The average annual total returns for Class B shares of Dreyfus Premier Value Fund for the 1-year period ended October 31, 1997 and for the period January 15, 1993 (inception of Class B) through October 31, 1997, were 22.55% and 10.84%, respectively. The average annual total return for Class C and Class R shares of Dreyfus Premier Value Fund for the 1-year period ended October 31, 1997, and for the period from each Class's inception (September 1, 1995) through October 31, 1997, were 25.38% and 27.74%, and 19.03% and 19.95%, respectively.


     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting one from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The total return for Class A shares of Dreyfus Premier Value Fund for the period October 16, 1986 (commencement of operations) through October 31, 1997, based on the maximum offering price per share, was 313.30%. Based on net asset value per share, the total return for the Fund's Class A shares was 289.68% for this period. The total return for Class B shares of Dreyfus Premier Value Fund for the period January 15, 1993 (commencement of initial offering of Class B shares) through October 31, 1997, after giving effect to the maximum applicable CDSC, was 63.75%. Without giving effect to the maximum applicable CDSC, the total return for Class B shares of the Fund was 65.75% for this period. For Class C shares (after giving effect to the maximum applicable CDSC) and Class R shares of Dreyfus Premier Value Fund, for the period September 1, 1995 (commencement of initial offering of Class C and Class R shares) through October 31, 1997, total return was 45.93% and 48.40%. Without giving effect to the maximum applicable CDSC, total return for Class C shares of the Fund was 45.93%.


     Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

     Comparative performance may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morgan Stanley Capital International (EAFE) Index, Money Magazine, Morningstar, Inc., Value Line, Inc., Ibbotson Associates, and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

     Advertising materials for each Fund may include reference to the role played by the Manager or Jack J. Dreyfus, Jr. in popularizing the concept of mutual funds as an investment vehicle and may refer to the role The Dreyfus Corporation and the Dreyfus Family of Funds play or have played in the mutual fund industry, and the fact that the mutual fund industry, which includes Dreyfus and the Dreyfus funds, has, through the wide variety of innovative and democratic mutual fund products it has made available, brought to the public investment opportunities once reserved for the few. Advertising materials may also refer to various Dreyfus investor services, including, for example, asset allocation, retirement planning, college planning and IRA investing. From time to time advertising materials for the Fund also may refer to Morningstar or Value Line ratings and related analyses supporting the rating. In addition, advertising material for the Fund may, from time to time, include biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, value investing generally, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                  INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund sends annual and semi-annual financial statements to all its shareholders.


       TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended October 31, 1997, Dreyfus Premier Value Fund paid the Transfer Agent $144,868. Dreyfus Premier International Value Fund has not completed its first fiscal year.

     Mellon Bank, N.A., (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Company's assets. Under a Custody Agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges. For the fiscal year ended October 31, 1997, Dreyfus Premier Value Fund paid the Custodian $58,163. The Custodian for the assets of Dreyfus Premier International Value Fund is The Bank of New York, 90 Washington Street, New York, New York 10286. No information is provided because the Fund has not completed its first fiscal year.

     The Bank of New York has no part in determining the investment policies of Dreyfus Premier International Value Fund or which securities it will purchase.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.

          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

     The Annual Report to Shareholders for Dreyfus Premier Value Fund for its fiscal year ended October 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information. Dreyfus Premier International Value Fund has not completed its first fiscal year.

                            APPENDIX


     Descriptions of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") ratings.

S&P

Bond Ratings

                              AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

                               A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                       BB, B, CCC, CC, C

     Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                               B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                               CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- rating.

                               C

     The rating C is typically applied to income bonds on which no interest is being paid.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                              A-1

     This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.




                              A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-l."

                              A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security may appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                               Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.



                     DREYFUS PREMIER VALUE EQUITY FUNDS

                         PART C. OTHER INFORMATION
                         _________________________

Item 24   Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

               Not Applicable.

               Included (by reference) in Part B of the Registration Statement (for Dreyfus Premier Value Fund only):

                    Statement of Investments*

                    Statement of Assets and Liabilities*

                    Statement of Operations*

                   Statement of Changes in Net Asset*

                    Financial Highlights*

                    Notes to Financial Statements*

                    Report of Ernst & Young LLP, Independent Auditors*

_______________________
*  Incorporated by refernce to Registrant's Annual Report to Shareholders.




All schedules and other Financial Statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Registrant's Annual Report to Shareholders.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

 (b)      Exhibits:

(1)(a) Registrant's Amended and Restated Agreement and Declaration of Trust, as amended, is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on January 15, 1998.


   (b)    Registrant's Articles of Amendment.



(2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 29, 1996.


(5)       Management Agreement, as amended.


(6)       Distribution Agreement, as revised.


(8) Custody Agreement for Dreyfus Premier International Value Fund. Custody Agreement between the Dreyfus Premier Value Fund and Mellon Bank, N.A. is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 29, 1996.


(9)       Revised Shareholder Services Plan.


(10) Opinion and consent of Registrant's counsel is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on January 15, 1998.

(11)      Consent of Independent Auditors.

(14) Model Retirement Plan is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(15)      Revised Distribution Plan.



(16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on January 20, 1994.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________



(17)      Financial Data Schedule.


(18)      Revised Rule 18f-3 Plan.



          Other Exhibits
          --------------


                (a) Powers of Attorney for each Board member and for Marie E.
                    Connolly, President.

                (b)  Certificate of Assistant Secretary.


Item 25.  Persons Controlled by or under Common Control with Registrant.

          Not Applicable

Item 26.  Number of Holders of Securities.



            (1)                                        (2)

                                                Number of Record
                                           Holders as of March 6, 1998
        Title of Class                      of Dreyfus Premier Value Fund
        --------------                     ------------------------------
        Shares of Beneficial Interest
        Par value $.001                     Class A =  9,518
                                            Class B =  2,965
                                            Class C =     52
                                            Class R =      5




        Dreyfus Premier International
        Value Fund has no Shareholders.

Item 27.   Indemnification

           Reference is made to Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, and the laws of The Commonwealth of Massachusetts. The application of these provisions is limited by
           Article 10 of the Registrant's By-Laws, incorporated by refernce to Exhibit (2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Item 27.  Indemnification (continued)
_______________________________________

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted Board members, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          Reference is also made to the Distribution Agreement, as revised, which is being filed with this Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A.


Item 28.  Business and Other Connections of Investment Adviser.
          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus                 Other Businesses
_________________            ________________

MANDELL L. BERMAN            Real estate consultant and private investor
Director                          29100 Northwestern Highway, Suite 370
                                  Southfield, Michigan 48034;
                             Past Chairman of the Board of Trustees:
                                  Skillman Foundation;
                             Member of The Board of Vintners Intl.

BURTON C. BORGELT            Chairman Emeritus of the Board and
Director                     Past Chairman, Chief Executive Officer and
                             Director:
                                  Dentsply International, Inc.
                                  570 West College Avenue
                                  York, Pennsylvania 17405;
                             Director:
                                  DeVlieg-Bullard, Inc.
                                  1 Gorham Island
                                  Westport, Connecticut 06880
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***

FRANK V. CAHOUET             Chairman of the Board, President and
Director                     Chief Executive Officer:
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***;
                             Director:
                                  Avery Dennison Corporation
                                  150 North Orange Grove Boulevard
                                  Pasadena, California 91103;
                                  Saint-Gobain Corporation
                                  750 East Swedesford Road
                                  Valley Forge, Pennsylvania 19482;
                                  Teledyne, Inc.
                                  1901 Avenue of the Stars
                                  Los Angeles, California 90067

W. KEITH SMITH               Chairman and Chief Executive Officer:
Chairman of the Board             The Boston Company****;
                             Vice Chairman of the Board:
                                  Mellon Bank Corporation***;
                                  Mellon Bank, N.A.***;
                             Director:
                                  Dentsply International, Inc.
                                  570 West College Avenue
                                  York, Pennsylvania 17405

CHRISTOPHER M. CONDRON       Vice Chairman:
President, Chief                  Mellon Bank Corporation***;
Executive Officer,                The Boston Company****;
Chief Operating              Deputy Director:
Officer and a                     Mellon Trust***;
Director                     Chief Executive Officer:
                                  The Boston Company Asset Management,
                                  Inc.****;
                             President:
                                  Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER            Director:
Vice Chairman and                 The Dreyfus Trust Company++;
Chief Investment Officer,    Formerly, Chairman and Chief Executive Officer:
and a Director                    Kleinwort Benson Investment Management
                                       Americas Inc.*

LAWRENCE S. KASH             Chairman, President and Chief
Vice Chairman-Distribution   Executive Officer:
and a Director                    The Boston Company Advisors, Inc.
                                  53 State Street
                                  Exchange Place
                                  Boston, Massachusetts 02109;
                             Executive Vice President and Director:
                                  Dreyfus Service Organization, Inc.**;
                             Director:
                                  Dreyfus America Fund+++;
                                  The Dreyfus Consumer Credit Corporation*;
                                  The Dreyfus Trust Company++;
                                  Dreyfus Service Corporation*;
                             President:
                                  The Boston Company****;
                                  Laurel Capital Advisors***;
                                  Boston Group Holdings, Inc.;
                             Executive Vice President:
                                  Mellon Bank, N.A.***;
                                  Boston Safe Deposit and Trust
                                  Company****

RICHARD F. SYRON             Chairman of the Board and
Director                     Chief Executive Officer:
                                  American Stock Exchange
                                  86 Trinity Place
                                  New York, New York 10006;
                             Director:
                                  John Hancock Mutual Life Insurance Company
                                  John Hancock Place, Box 111
                                  Boston, Massachusetts 02117;
                                  Thermo Electron Corporation
                                  81 Wyman Street, Box 9046
                                  Waltham, Massachusetts 02254-9046;
                                  American Business Conference
                                  1730 K Street, NW, Suite 120
                                  Washington, D.C. 20006;
                             Trustee:
                                  Boston College - Board of Trustees
                                  140 Commonwealth Ave.
                                  Chestnut Hill, Massachusetts 02167-3934

J. DAVID OFFICER             Vice Chairman:
Vice Chairman                     The Dreyfus Corporation*;
                             Director:
                                  Dreyfus Financial Services Corporation*****;
                                  Dreyfus Investment Services Corporation*****;
                                  Mellon Trust of Florida
                                  2875 Northeast 191st Street
                                  North Miami Beach, Florida 33180;
                                  Mellon Preferred Capital Corporation****;
                                  Boston Group Holdings, Inc.****;
                                  Mellon Trust of New York
                                  1301 Avenue of the Americas - 41st Floor
                                  New York, New York 10019;
                                  Mellon Trust of California
                                  400 South Hope Street
                                  Los Angeles, California 90071-2806;
                             Executive Vice President:
                                  Mellon Bank, N.A.***;
                             Vice Chairman and Director:
                                  The Boston Company, Inc.****;
                             President and Director:
                                  RECO, Inc.****;
                                  The Boston Company Financial Services,
                                  Inc.****;
                                  Boston Safe Deposit and Trust Company****;

RONALD P. O'HANLEY           Vice Chairman:
Vice Chairman                     The Dreyfus Corporation*;
                             Director:
                                  The Boston Company Asset Management, LLC****;
                                  TBCAM Holding, Inc.****;
                                  Franklin Portfolio Holdings, Inc.
                                  Two International Place - 22nd Floor
                                  Boston, Massachusetts 02110;
                                  Mellon Capital Management Corporation
                                  595 Market Street, Suite #3000
                                  San Francisco, California 94105;
                                  Certus Asset Advisors Corporation
                                  One Bush Street, Suite 450
                                  San Francisco, California 94104;
                                  Mellon-France Corporation***;
                             Chairman and Director:
                                  Boston Safe Advisors, Inc.****;
                             Partner Representative:
                                  Pareto Partners
                                  271 Regent Street
                                  London, England W1R 8PP;
                             Chairman and Trustee:
                                  Mellon Bond Associates, LLP***;
                                  Mellon Equity Associates, LLP***;
                             Trustee:
                                  Laurel Capital Advisors, LLP***;
                             Chairman, President and Chief Executive Officer:
                                  Mellon Global Investing Corp.***;
                             Partner:
                                  McKinsey & Company, Inc.
                                  Boston, Massachusetts

WILLIAM T. SANDALLS, JR.     Director:
Senior Vice President and         Dreyfus Partnership Management, Inc.*;
Chief Financial Officer           Seven Six Seven Agency, Inc.*;
                             Chairman and Director:
                                  Dreyfus Transfer, Inc.
                                  One American Express Plaza
                                  Providence, Rhode Island 02903;
                             President and Director:
                                  Lion Management, Inc.*;
                             Executive Vice President and Director:
                                  Dreyfus Service Organization, Inc.*;
                             Vice President, Chief Financial Officer and
                             Director:
                                  Dreyfus America Fund+++;
                             Vice President and Director:
                                  The Dreyfus Consumer Credit Corporation*;
                                  The Truepenny Corporation*;
                             Treasurer, Financial Officer and Director:
                                  The Dreyfus Trust Company++;
                             Treasurer and Director:
                                  Dreyfus Management, Inc.*;
                                  Dreyfus Service Corporation*;
                             Formerly, President and Director:
                                  Sandalls & Co., Inc.

MARK N. JACOBS               Vice President, Secretary and Director:
Vice President,                   Lion Management, Inc.*;
General Counsel              Secretary:
and Secretary                     The Dreyfus Consumer Credit Corporation*;
                                  Dreyfus Management, Inc.*;
                             Assistant Secretary:
                                  Dreyfus Service Organization, Inc.**;
                                  Major Trading Corporation*;
                                  The Truepenny Corporation*

PATRICE M. KOZLOWSKI         None
Vice President-
Corporate Communications

MARY BETH LEIBIG             None
Vice President-
Human Resources

JEFFREY N. NACHMAN           President and Director:
Vice President-Mutual             Dreyfus Transfer, Inc.
Fund Accounting                   One American Express Plaza
                                  Providence, Rhode Island 02903

ANDREW S. WASSER             Vice President:
Vice President-Information        Mellon Bank Corporation***
Services

WILLIAM V. HEALEY            President:
Assistant Secretary               The Truepenny Corporation*;
                             Vice President and Director:
                                  The Dreyfus Consumer Credit Corporation*;
                             Secretary and Director:
                                  Dreyfus Partnership Management Inc.*;
                             Director:
                                  The Dreyfus Trust Company++;
                             Assistant Secretary:
                                  Dreyfus Service Corporation*;
                                  Dreyfus Investment Advisors, Inc.*;
                             Assistant Clerk:
                                  Dreyfus Insurance Agency of Massachusetts,
                                  Inc.+++++

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
***** The address of the business so indicated is Union Trust Building, 501 Grant Street, Room 179, Pittsburgh, Pennsylvania 15259;
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++    The address of the business so indicated is 69, Route `d'Esch, L-
       1470 Luxembourg.
++++   The address of the business so indicated is 69, Route `d'Esch, L-
       2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)        Comstock Partners Funds, Inc.
2)        Dreyfus A Bonds Plus, Inc.
3)        Dreyfus Appreciation Fund, Inc.
4)        Dreyfus Asset Allocation Fund, Inc.
5)        Dreyfus Balanced Fund, Inc.
6)        Dreyfus BASIC GNMA Fund
7)        Dreyfus BASIC Money Market Fund, Inc.
8)        Dreyfus BASIC Municipal Fund, Inc.
9)        Dreyfus BASIC U.S. Government Money Market Fund
10)       Dreyfus California Intermediate Municipal Bond Fund
11)       Dreyfus California Tax Exempt Bond Fund, Inc.
12)       Dreyfus California Tax Exempt Money Market Fund
13)       Dreyfus Cash Management
14)       Dreyfus Cash Management Plus, Inc.
15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)       Dreyfus Florida Intermediate Municipal Bond Fund
18)       Dreyfus Florida Municipal Money Market Fund
19)       The Dreyfus Fund Incorporated
20)       Dreyfus Global Bond Fund, Inc.
21)       Dreyfus Global Growth Fund
22)       Dreyfus GNMA Fund, Inc.
23)       Dreyfus Government Cash Management Funds
24)       Dreyfus Growth and Income Fund, Inc.
25)       Dreyfus Growth and Value Funds, Inc.
26)       Dreyfus Growth Opportunity Fund, Inc.
27)       Dreyfus Income Funds
28)       Dreyfus Index Funds, Inc.
29)       Dreyfus Institutional Money Market Fund
30)       Dreyfus Institutional Preferred Money Market Fund
31)       Dreyfus Institutional Short Term Treasury Fund
32)       Dreyfus Insured Municipal Bond Fund, Inc.
33)       Dreyfus Intermediate Municipal Bond Fund, Inc.
34)       Dreyfus International Funds, Inc.
35)       Dreyfus Investment Grade Bond Funds, Inc.
36)       The Dreyfus/Laurel Funds, Inc.
37)       The Dreyfus/Laurel Funds Trust
38)       The Dreyfus/Laurel Tax-Free Municipal Funds
39)       Dreyfus LifeTime Portfolios, Inc.
40)       Dreyfus Liquid Assets, Inc.
41)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)       Dreyfus Massachusetts Municipal Money Market Fund
43)       Dreyfus Massachusetts Tax Exempt Bond Fund
44)       Dreyfus MidCap Index Fund
45)       Dreyfus Money Market Instruments, Inc.
46)       Dreyfus Municipal Bond Fund, Inc.
47)       Dreyfus Municipal Cash Management Plus
48)       Dreyfus Municipal Money Market Fund, Inc.
49)       Dreyfus New Jersey Intermediate Municipal Bond Fund
50)       Dreyfus New Jersey Municipal Bond Fund, Inc.
51)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)       Dreyfus New Leaders Fund, Inc.
53)       Dreyfus New York Insured Tax Exempt Bond Fund
54)       Dreyfus New York Municipal Cash Management
55)       Dreyfus New York Tax Exempt Bond Fund, Inc.
56)       Dreyfus New York Tax Exempt Intermediate Bond Fund
57)       Dreyfus New York Tax Exempt Money Market Fund
58)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
59)       Dreyfus 100% U.S. Treasury Long Term Fund
60)       Dreyfus 100% U.S. Treasury Money Market Fund
61)       Dreyfus 100% U.S. Treasury Short Term Fund
62)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
63)       Dreyfus Pennsylvania Municipal Money Market Fund
64)       Dreyfus Premier California Municipal Bond Fund
65)       Dreyfus Premier Equity Funds, Inc.
66)       Dreyfus Premier International Funds, Inc.
67)       Dreyfus Premier GNMA Fund
68)       Dreyfus Premier Worldwide Growth Fund, Inc.
69)       Dreyfus Premier Insured Municipal Bond Fund
70)       Dreyfus Premier Municipal Bond Fund
71)       Dreyfus Premier New York Municipal Bond Fund
72)       Dreyfus Premier State Municipal Bond Fund
73)       Dreyfus Premier Value Fund
74)       Dreyfus Short-Intermediate Government Fund
75)       Dreyfus Short-Intermediate Municipal Bond Fund
76)       The Dreyfus Socially Responsible Growth Fund, Inc.
77)       Dreyfus Stock Index Fund, Inc.
78)       Dreyfus Tax Exempt Cash Management
79)       The Dreyfus Third Century Fund, Inc.
80)       Dreyfus Treasury Cash Management
81)       Dreyfus Treasury Prime Cash Management
82)       Dreyfus Variable Investment Fund
83)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
84)       General California Municipal Bond Fund, Inc.
85)       General California Municipal Money Market Fund
86)       General Government Securities Money Market Fund, Inc.
87)       General Money Market Fund, Inc.
88)       General Municipal Bond Fund, Inc.
89)       General Municipal Money Market Fund, Inc.
90)       General New York Municipal Bond Fund, Inc.
91)       General New York Municipal Money Market Fund

(b)
                                                               Positions and
Name and principal     Positions and offices with              offices with
business address       the Distributor                         Registrant
__________________     ___________________________             _____________

Marie E. Connolly+     Director, President, Chief              President and
                       Executive Officer and Compliance        Treasurer Officer

Joseph F. Tower, III+  Director, Senior Vice President,        Vice President
                       Treasurer and Chief Financial Officer   and Assistant
                                                               Treasurer

Richard W. Ingram       Executive Vice President               Vice President
                                                               and Assistant
                                                               Treasurer

Mary A. Nelson+         Vice President                         Vice President
                                                               and Assistant
                                                               Treasurer

Paul Prescott+          Vice President                         None

Jean M. O'Leary+        Assistant Secretary and                None
                        Assistant Clerk

John W. Gomez+          Director                               None

William J. Nutt+        Director                               None




________________________________
 + Principal business address is 60 State Street, Boston, Massachusetts 02109. ++ Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.   Location of Accounts and Records
________________________________

                 1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671

                 2.  Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, Pennsylvania 15258
                     (as to Dreyfus Premier Value Fund Only)


                 3.  The Bank of New York
                     90 Washington Street
                     New York, New York 10286


                 4.  Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671

                 5.  The Dreyfus Corporation
                     200 Park Avenue
                     New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________



  (1) To file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement with respect to the Registrant's Dreyfus Premier International Value Fund.



  (2) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (3) To furnish each person to whom a prospectus is delivered with a copy of each Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                ---------------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of March, 1998.



                         DREYFUS PREMIER VALUE EQUITY FUNDS



                   BY:   /s/Marie E. Connolly*
                         ____________________________
                         MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                           Date
__________________________      _______________________________      _________

/s/Marie E. Connolly*           President and Treasurer               3/26/98
______________________________  (Principal Executive, Accounting,
Marie E. Connolly               and Financial Officer)

/s/David W. Burke*              Board Member                         3/26/98
______________________________
David W. Burke

/s/Joseph S. DiMartino*         Chairman of the Board                3/26/98
______________________________
Joseph S. DiMartino

/s/Diane Dunst*                 Board Member                         3/26/98
______________________________
Diane Dunst

/s/Rosalind Gersten Jacobs*     Board Member                         3/26/98
______________________________
Rosalind Gersten Jacobs

/s/Jay I. Meltzer*              Board Member                         3/26/98
______________________________
Jay I. Meltzer

/s/Daniel Rose*                 Board Member                         3/26/98
______________________________
Daniel Rose

/s/Warren B. Rudman*            Board Member                         3/26/98
______________________________
Warren B. Rudman

/s/Sander Vanocur*              Board Member                         3/26/98
______________________________
Sander Vanocur



*BY:     /s/ Elba Vasquez*
         __________________________
         Elba Vasquez,
         Attorney-in-Fact



                                EXHIBIT INDEX



     Exhibit Index No.                      Exhibit

     24 (b)(1)(b)                           Articles of
                                            Amendment
     24 (b)(5)                              Management Agreement
     24 (b)(6)                              Distribution
                                            Agreement
     24 (b)(8)                              Custody Agreement
     24 (b)(9)                              Revised Shareholder
                                            Service Plan
     24(b)(11)                              Consent of
                                            Independent Auditors
     24 (b)(15)                             Revised Distribution
                                            Plan
     24 (b)(17)                             Financial Data
                                            Schedule
     24 (b)(18)                             Revised Rule 18f-3
                                            Plan
     Other                                  Powers of Attorney
     Other                                  Certificate of
                                            Assistant Secretary